United States
Securities and Exchange Commission
Washington, D.C. 20549
___________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 20, 2007

ALSIUS CORPORATION (Exact Name of Registrant as Specified in Charter)

Delaware	000-51362	20-2620798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15770 Laguna Canyon Road, Suite 150, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 453-0150

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 20, 2007, our board of directors approved by unanimous written consent an amendment to our bylaws (the "Bylaws") to permit shares of our stock to be issued in uncertificated as well as certificated form.  The amendment allows our stock to be eligible for participation in the Direct Registration System, as required by NASDAQ Rule 4350(l).  The Direct Registration System allows shareholders to hold shares without the issuance of physical certificates and allows shares to be transferred between a transfer agent and a broker electronically without the need to transfer physical certificates.

A copy of our amended and restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.2	Amendment to the Bylaws of Alsius Corporation (fka Ithaka Acquisition Corp.), dated as of September 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSIUS CORPORATION

Dated: September 21, 2007	By:	/s/ Brett L. Scott
Name: Brett L. Scott Title: Chief Financial Officer

Exhibit Index

Exhibit	Description
3.2	Amendment to the Bylaws of Alsius Corporation (fka Ithaka Acquisition Corp.), dated as of September 20, 2007.